EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE ORDER FORM

PROJECT NAME: Driftwood LNG Phase 2 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: 10 November 2017	CHANGE ORDER NUMBER: CO-004 DATE OF CHANGE ORDER: January 21, 2020

The Agreement between the Parties listed above is changed as follows:

I.	SCHEDULE REDUCTION
A.    EPC Agreement Terms Modifications
The Parties agree that Attachment 5 (Project Schedule) of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

Limited Notice to Proceed	[***] Days prior to Owner’s issuance of Notice to Proceed
Notice to Proceed	Day Zero
Ready for Start Up	[***] Days following Owner’s issuance of Notice to Proceed
Target Substantial Completion Date	[***] Days from Owner’s issuance of Notice to Proceed
Guaranteed Substantial Completion Date	[***] Days from Owner’s issuance of Notice to Proceed
Final Completion	[***] Days after Guaranteed Substantial Completion Date

The Parties agree that Article 13.2 (Schedule Bonus) of the Phase 2 EPC Agreement remains unchanged and the Schedule Bonus Date for Project 3 remain unchanged at [***] Days after issuance of NTP for Project 3.

Adjustment to Contract Price
The original Contract Price was	USD 2,515,986,451	EUR 166,316,651
Net change by previously authorized Change Orders	USD 60,206,464	EUR 0
The Contract Price prior to this Change Order was	USD 2,576,192,915	EUR 166,316,651
The Contract Price will be ~~increased (decreased)~~ (unchanged)
by this Change Order in the amount of	USD 0	EUR 0
The new Contract Price including this Change Order will be	USD 2,576,192,915	EUR 166,316,651

The Aggregate Provisional Sum prior to this Change Order was	USD 165,239,413	EUR 0
The Aggregate Provisional Sum will be unchanged
by this Change Order in the amount of	USD 0	EUR 0
The new Aggregate Provisional Sum
including this Change Order will be	USD 165,239,413	EUR 0

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A
Adjustment to Payment Schedule: N/A
Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: [***] Contractor [***] Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ [***]	/s/ [***]
Owner	Contractor
[***]	[***]
Name	Name
[***]	[***]
Title	Title
January 21, 2020	January 21, 2020
Date of Signing	Date of Signing